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                                                                      Exhibit 21
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                                                                                                      State or Place
Name of Corporation                                                                                   of Incorporation
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Associates First Capital Corporation                                                                  Delaware

                 Subsidiaries (Designated by "A "preceding the name of the corporation)

                 A. Associates Credit Card Services, Inc.                                             Delaware

                          Subsidiaries
                          Associates Credit Card Receivables Corp.                                    Delaware
                          Voyager Fleet Systems, Inc.                                                 Delaware

                 A. Associates Housing Finance, LLC                                                   Delaware
                 A. Associates Housing Finance Services, Inc.                                         Delaware

                          Subsidiaries
                          Associates Home Finance Services, Inc.                                      Delaware

                 A. Associates Information Services, Inc.                                             Delaware
                 A. Associates National Bank (Delaware)                                               N.B.A.
                 A. Associates World Capital Corporation                                              Delaware
                 A. Associates International Holdings Corporation                                     New York
                 A. Fleetwood Credit Corp.                                                            California

                          Subsidiaries
                          Fleetwood Credit Receivables Corp.                                          California

                 A. Associates Capital Corporation of Canada                                          Canada
                 A. AIC Associates Canada Holdings, Inc.                                              Canada

                          Subsidiaries
                          AIC Corporation                                                             Japan

                 A. Associates Corporation of North America                                           Delaware

                          Subsidiaries (Designated by "B " preceding the name of the corporation)
                          B. Associates Corporation of North America (A Texas Corporation)            Texas
                          B. AFC Securities Inc.                                                      Delaware
                          B. Associates Commercial Corporation of Delaware                            Delaware
                          B. Associates Credit Services, Inc.                                         Delaware
                          B. Associates Capital Bank, Inc.                                            Utah
                          B. Associates Insurance Group, Inc.                                         Delaware
                          B. Associates Life Insurance Group, Inc.                                    Delaware
                          B. Associates Financial Life Insurance Company                              Tennessee

                                  Subsidiaries
                                  Associates Insurance Company                                        Indiana

                                           Subsidiaries
                                           Commercial Guaranty Insurance Company                      Delaware
                                           Capco General Agency, Inc.                                 Illinois
                                           Capco General Agency, Inc.                                 New York
                                           Capco General Agency, Inc.                                 Virginia
                                           AFSC General Agency, Inc.                                  Texas

                                  Associates Financial Life Insurance Company of Texas                Texas
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
                 B. Associates Real Estate Financial Services Company, Inc.                           Delaware

                          Subsidiaries
                          Associates Relocation Management Company, Inc.                              Colorado

                                  Subsidiaries
                                  Associates Relocation Management Company of Texas                   Texas

                          Associates National Mortgage Corporation                                    Delaware
                          Associates First Capital Mortgage Corporation                               Florida
                          Corporate America Realty, Inc.                                              New Jersey

                 B. The Associates Payroll Management Service Company, Inc.                           Delaware

                 B. Associates Investment Company                                                     Delaware

                          Subsidiaries (Designated by "C" preceding name of corporation)
                          C. Associates Diversified Services, Inc.                                    Delaware

                          C. Associates Financial Services Company, Inc. ("AFSCI")                    Delaware
                                  [The names of 103 subsidiaries of AFSCI operating in the United
                                  States in the consumer finance business and 41 subsidiaries operating in the insurance business are omitted pursuant to Rule
                                  601(b)(21)(ii)]

                          C. Associates Commercial Corporation ("ACC")                                Delaware
                                  [The names of 11 subsidiaries of ACC operating in the United
                                  States in the commercial finance business and I subsidiary in the insurance business are omitted pursuant to Rule 60 1 (b)(2 1)(ii)]

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